Provisions - Provisions for pensions and similar obligations - Actuarial assumptions (Details) - Defined benefit plans	Dec. 31, 2017	Dec. 31, 2016
Actuarial assumptions
Annual discount rate	9.30%	9.00%
Expected return on plan assets	9.30%	9.00%
Cumulative annual INPC growth	3.50%	3.50%
Annual salary increase rate	4.50%	4.50%
Annual minimum salary increase rate	3.50%	3.50%
Medical cost trend rates	7.12%	7.12%